MLP Investor Conference March 7, 2007 Alliance Resource Partners, L.P. Alliance Holdings GP, L.P. # Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of
Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,”
“expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the Partnerships nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Alliance Overview #

__________________
Diversified producer and marketer of coal to major U.S. utilities and industrial users
Only publicly-traded master limited partnership involved in the production and marketing of coal
Began mining operations in 1971
Currently operate eight underground mining complexes in Illinois,
Indiana, Kentucky, Maryland and West Virginia
Approximately 634 million tons of proven and probable coal reserves in the Illinois Basin, Central Appalachia and Northern Appalachia regions
(a)
Consistent growth through internal development and disciplined acquisitions
Fourth largest eastern coal producer and ninth largest in the U.S.
(b)
Sixth consecutive year of record performance
(a) Estimated reserves at 12/31/06.
(b) Source: Platts coal data as of 9/30/06
Alliance Resource Partners, L.P.

Two Ways to Invest in Alliance Partnerships
(a)  Includes control group comprised of present and former members of ARLP management
(b)  Includes general partner interest held directly in ARLP’s Intermediate Partnership.
__________________
56.9%
L.P.
Interest
42.1% L.P.
Interest
1.98% General
Partner Interest
Alliance Holdings
GP , L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.6 million units outstanding
Public
Unitholders
Public
Unitholders
Management /
Others (a)
2
(b)
IDRs
80.0%
L.P.
Interest
20.0%
L.P.
Interest
Distribution growth from ARLP benefits all unitholders
Strong alignment of interests throughout the Alliance Partnerships
Management owns significant interests directly in AHGP and indirectly in ARLP

4
th
largest eastern coal producer
operating 8 underground mining
complexes
634 million tons of reserves at
12/31/06
6.7%
26.0%
$1,389 mm
$1,296 mm
1.76x
$2.16
$35.45
ARLP
$23.31 Unit Price (3/1/07):
$1,395 mm Equity Market Cap:
Ownership Interests in ARLP
1.98% G.P. Interest
100% of Incentive Distribution Rights
15.5 mm ARLP common units
Asset Profile:
0.0% Net Debt / Book Cap:
$1,395 mm Enterprise Value:
$1.00 Distribution:
AHGP NASDAQ Symbol:
0.0% Net Debt / Enterprise Value:
1.00x Total Unit Coverage:
Alliance Partnership Profiles

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Favorable long-term industry fundamentals
Experienced management team
Conservative balance sheet with significant liquidity
Visible inventory of growth prospects
Robust distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Increase cash distributions to unitholders by actively assisting
ARLP in implementing its business strategy
AHGP supports ARLP by assisting with the identification, evaluation and pursuit of growth opportunities
AHGP may provide ARLP access to AHGP’s capital resources to facilitate such growth opportunities
Complementary Business Objectives
Alliance Holdings GP, L.P.
5
Create sustainable, capital efficient growth in distributable cash flow to maximize growth in distributions to ARLP unitholders
Maximize existing asset base – expand / extend current operations, continuous focus on productivity improvements
Build on strong coal platform – develop new mining complexes, enhance customer /
strategic relationships, pursue strategic opportunities
Alliance Resource Partners, L.P.

Alliance Resource Partners, L.P. Overview

Illinois
Indiana
Ohio
Pennsylvania
Maryland
West Virginia
Kentucky
Virginia
1
2
3
4
5
7
8
9
10
11
CURRENT MINING OPERATION
CURRENT MINE DEVELOPMENT PROJECT
FUTURE GROWTH PROJECT
TRANSFER TERMINAL

ALLIANCE RESOURCE PARTNERS, L.P.

ALLIANCE HOLDINGS GP, L.P.

ARLP operates eight underground mining
complexes in all major eastern coal
producing regions
Diversified reserve position in the Illinois
Basin, Central Appalachia and Northern
Appalachia regions
Significant organic development projects
identified in the growing Illinois Basin and
Northern Appalachia high sulfur coal
markets
Alliance Resource Partners, L.P. Snapshot
Unit Price at 3/01/07: $35.45
Current Annualized Distribution: $2.16
Current Yield: 6.09%
Equity Market Value: ~$1,296 mm
Enterprise Value: ~$1,389 mm
ARLP Trading Information
6
1
2
3
4
Pattiki Complex
River View Complex
Dotiki Complex
Mount Vernon
Transfer Terminal
5
6
7
8
Warrior Complex
Hopkins Complex
Gibson Complex
Pontiki Complex
9
10
11
12
MC Mining Complex
Tunnel Ridge Complex
Penn Ridge Complex
Mettiki Complex

12 12

Operations Summary
Northern
Appalachia
14%
Illinois Basin
71%
Central
Appalachia
15%
2006 Production
Northern
Appalachia
26%
Illinois Basin
68%
Central
Appalachia
6%
Reserves - 2006
7
2006 Summary (MM Tons)
Production Reserves Primary Customers
Illinois Basin
Dotiki 4.7 86.7 Seminole; TVA
Warrior 4.5 13.9 Synfuel Solutions; LG&E
Pattiki 2.5 44.4 Corn Products; LG&E
Hopkins 1.6 63.5 Tampa Electric; TVA
River View -                   110.0 -
Gibson (North) 3.6 31.8 Duke Energy; Alabama Electric
Gibson (South) 0.0 82.7 -
Region Total 16.9 433.0
Central Appalachia
Pontiki 1.6 16.7 Progress; Ontario Power
MC Mining 1.9 20.7 Progress; NRG; East KY Power
Region Total 3.5 37.4
Northern Appalachia
Mettiki / Mettiki WV 3.3 36.3 Virginia Electric Power
Tunnel Ridge -                   70.5 -
Penn Ridge -                   56.7 Allegheny Energy
Region Total 3.3 163.5
Total Company 23.7 633.9

Efficient Operator
Source: Public filings
EBITDA margin represents EBITDA / Total Revenues. EBITDA is a non-GAAP measure. See reconciliation slide of EBITDA to Net Income.
ARLP is a low-cost, efficient coal operator, delivering sector-leading EBITDA margins
__________________
8
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Alliance
Consol Arch Foundation Peabody Alpha Massey
2003 2004 2005 2006

Alliance Coal, LLC
Safety Comparison
1997-2006
ARLP NFDL
Industry Average
% Below Industry Average
NFDL
8.6
9.1
8.4
8.5
7.3
7.4
6.7
5.9
5.5
5.1
5.6
7.6
4.8
6.4
4.7
5.7
3.1
3.4
3.4
3.8
-35%
-16%
-43%
-25%
-36%
-23%
-54%
-42%
-37%
-25%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

ALLIANCE RESOURCE PARTNERS, L.P.

– –

ALLIANCE HOLDINGS GP, L.P.

Focused on Safety
ARLP’s safety
performance has been
consistently better than
our industry peer group
Innovative use of
technology to improve
safety
State-of-the-art Leaky
Feeder mine
communication
systems installed at all
operations
Fiber optic based mine
monitoring systems
installed at all
operations
Currently installing
proprietary Miner
Tracking systems at
all operations

Millions of Tons

$MM (excluding transportation revenue)

$MM

$MM

ALLIANCE RESOURCE PARTNERS, L.P.

ALLIANCE HOLDINGS GP, L.P.

__________________
Note: EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.  See reconciliation slide of EBITDA to Net Income.
(a) Based on the midpoint of management guidance.
Consistent Track Record of Growth at ARLP
19.2
20.4
22.3
23.7
25.0
10.0
15.0
20.0
25.0
2003 2004 2005 2006 2007E
Production
$523.2
$623.5
$799.6
$920.0
$1,000.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2003 2004 2005 2006 2007E
Revenue
$110.3
$145.1
$193.6
$245.0
$253.4
$50.0
$100.0
$150.0
$200.0
$250.0
2003 2004 2005 2006 2007E
Cash Flow from Operations
$119.0
$147.9
$230.1
$250.0
$270.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
2003 2004 2005 2006 2007E
EBITDA
CAGR: 6.8%
CAGR: 17.6%
CAGR: 22.7%
CAGR: 23.1%
(a) (a)
(a)

(a)

➢

106% Distribution Growth
(19.8% CAGR)
Annualized Quarterly Distribution
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07

ALLIANCE RESOURCE PARTNERS, L.P.

– –

ALLIANCE HOLDINGS GP, L.P.

$1.05 $1.05 $1.05 $1.05
$1.13
$1.25
$1.30 $1.30
$1.50 $1.50
$1.65 $1.65
$1.84
$1.84
$2.00
$2.00
$2.16
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
Continuous Unit Distribution Growth
ARLP has increased its quarterly distribution by 106% over the last four years

➢

Total Distribution Growth
ETP
ARLP
NRP
PVR
MWE
XTEX
SXL
MMP
PAA
APL
EPD
OKS
KMP
VLI
BPL
MMLP
TCLP
TPP
EEP

ALLIANCE RESOURCE PARTNERS, L.P.

– –

ALLIANCE HOLDINGS GP, L.P.

Leader in Distribution Growth
ARLP compares favorably to the broad MLP universe in terms of distribution growth since the beginning of 2004
(a)
12
136%
92%
56%
54%
49%
49%
48%
45%
42%
38%
26%
23%
22%
22%
21%
18%
9%
2%
0%
__________________
(a) Total distribution growth from distribution paid in the first quarter of 2004 to the latest announced distribution as of February 27, 2007.

Alliance Holdings GP, L.P. Overview

Resulting Hypothetical Annual Distributions
to Alliance Holdings GP, L.P. ($ in 000s)

Note: This graph shows the impact to AHGP as a result of ARLP raising or lowering its quarterly distribution from the current announced quarterly distribution of $0.54 per common unit ($2.16 annualized). This information is presented for illustrative purposes only and is not intended to be a prediction of future performance.
__________________
Incentive distribution rights provide AHGP unitholders with significant financial leverage to ARLP distribution growth
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$1.84 $1.94 $2.04 $2.14 $2.24 $2.34 $2.44 $2.54 $2.64
Hypothetical ARLP Annual Distribution per L.P. Unit
Hypothetical
Distributions to
AHGP
AHGP Leverage to ARLP Growth
G.P.
Interest
IDRs
L.P.
Interest
Current ARLP
Distribution
($2.16 per unit)
13
ARLP Distribution
at AHGP IPO
($1.84 per unit)

Growth in Total Distributions to AHGP

ALLIANCE RESOURCE PARTNERS, L.P.

– –

ALLIANCE HOLDINGS GP, L.P.

Note: Potential one year ARLP distribution growth over current annualized distribution level of $2.16 and assuming 36.6 million common units outstanding at ARLP as of 3/1/07.
__________________
Impact of ARLP Distribution Growth
14
AHGP Leverage to ARLP Distribution Growth
ARLP Distribution Growth
0%
10%
20%
30%
40%
0% 5% 10% 15% 20%
9.0%
27.0%
18.0%
36.0%

Benefits of Industry-Leading Distribution Coverage
ARLP’s coverage ratio is among the highest of publicly traded limited partnerships in the energy sector
(a)
Benefits to AHGP investors include:
Greater potential for future distribution growth
Capital efficient financing for ARLP organic growth projects
Added stability across operating and pricing environments
(a) Source: public filings. Coverage calculated as 2007E distributable cash flow per unit (per Wall Street equity research) divided by current annualized cash distributions per unit.
(b) Coal MLP Index includes NRP and PVR. Coverage calculated as 2007E distributable cash flow per unit (per Wall Street equity research) divided by current annualized cash distributions per unit.
(c) Pipeline MLP Index includes APL, BPL, BWP, XTEX, DPM, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI. Coverage
calculated as 2007E distributable cash flow (per Wall Street equity research) divided by current annualized cash distributions.
__________________
1.76x
1.25x
1.27x
ARLP Coal MLP Index Pipeline MLP Index
(b)
(c)

Value Inherent in Underlying Cash Flows
ARLP’s value
proposition becomes
clear through its current
cash available for
distribution
The impact is even more
pronounced at Alliance
Holdings GP due to the
IDR leverage
Implied Yields
(a)
9.44%
6.77%
10.70%
3.93%
4.41%
6.02%
5.78%
6.09%
5.50%
6.84%
1.50%
3.00%
4.50%
6.00%
7.50%
9.00%
10.50%
12.00%
ARLP Coal MLPs Pipeline
MLPs
AHGP GP
Holdcos
Distributed Yield Assuming 1.00x Coverage at MLP
(a) Yields as of 03/01/07.
(b) Coal MLPs includes NRP and PVR.
(c) Pipeline MLPs includes APL, BPL, BWP, DPM, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI.
(d) GP Holdcos includes AHD, BGH, XTXI, EPE, ETE, HPGP, MGG, NRGP and VEH.
__________________
(c) (d) (b)

Positioned for Continued Growth

Recent Soft Spot Market Prices have been influenced by:
Generally mild weather
Higher than normal utility stockpiles
Short term increase in coal production in 2006
2007 Outlook
EIA projects 60 million ton swing in 2007 coal demand/production as demand is projected to increase 2.1% while production is anticipated to decline 3.1%.
(a)
For 2007, year to date electricity generation is up 8.7% from 2006 due largely to colder weather compared to 2006
(b)
Total U.S. coal production for 2007 is down 1.9% ytd while eastern coal production is down 7.3% ytd compared to 2006.
(b)
Current Market Conditions Expected to Improve
(a) U.S. Energy Information Short-Term Energy Outlook; (b) Stifel Nicolaus “Coal Supply and Demand Indicators” February 27, 2007

Growing Domestic Coal Demand
Strong U.S. economy
New coal-fired power plants expected to result in
120 MTPY of additional coal demand by 2010
(a)
Btu conversion technologies could more than double
U.S. coal demand by 2030
(b)
Constrained Domestic Coal Supply
Regulatory environment – safety and permitting
Diminishing low cost reserves for Central App
Increasing capital requirements and operating costs
Increasing Global Coal Demand
Global economic expansion continues to drive
escalating demand for energy
Global coal demand has increased by 23% or 1
billion tons since 2001
(c)
Worldwide coal demand expected to nearly double
by 2030
(d)
Challenges for Competing Fuels
Nuclear utilization at full capacity
Non-competitive oil and natural gas prices
Continued challenges for LNG
Robust Long-Term Coal Industry Fundamentals
__________________
Sources: (a) Energy Information Administration, (b) National Coal Council, (c) BP Statistical Review of World Energy, (d) Department of Energy, Energy Information Administration,
International Energy Outlook

ARLP has Benefited through its Diversity
$25.77
$28.79
$33.65
$36.79
$38.42
$0.00
$10.00
$20.00
$30.00
$40.00
2003 2004 2005 2006 2007E
Coal Sales / Ton Sold
CAGR: 10.5%
19
(a)  See ARLP Press release dated January 29, 2007.
__________________
(a)
Markets served
Customer mix
Contracting philosophy
ARLP’s results have been
enhanced by its strategy of
diversifying:

ARLP Is Positioned for Future Sector Growth
Future growth potential for scrubber market bodes well for Alliance high sulfur operations
Projected Eastern U.S.
Installed Scrubber Capacity
20
0
50
100
150
200
250
300
350
400
450
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
0
20
40
60
80
100
120
140
160
180
Scrubber Capacity Gigawatts
Million Tons
(a)
12,500 Btu equivalent
Gigawatts
(b)
__________________
(a) Assumption used to convert gigawatts of capacity to million tons of coal: 9,600 Btu/kwhr plant heat rate, 75% plant capacity factor, 12,500 Btu coal
(b) Source: The McIlvaine Company.

Indiana
Ohio
Penn
Maryland
West Virginia
Kentucky
Virginia
1
2
3
4
5
7
8
9
10
11
CURRENT MINING OPERATION
CURRENT MINE DEVELOPMENT PROJECT
FUTURE GROWTH PROJECT
TRANSFER TERMINAL

ARLP Well Positioned in Scrubber Markets
Illinois Basin
Second largest producer in the basin
Strong reserve base of ~433 million tons of
high and medium sulfur coal
Currently accounts for ~74% of total
ARLP coal production
Northern Appalachia
Strong reserve base of ~164 million tons of
high and medium sulfur coal
Currently accounts for ~13% of total
ARLP coal production
Approximately 597 million tons of “scrubber” quality coal

6
12

Illinois
Indiana
Ohio
Pennsylvania
Maryland
West Virginia
Kentucky
Virginia

Tunnel Ridge
Permitting in progress
Estimated capital cost ~ $195 - $210 million
Estimated reserves ~ 70 million tons high sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2008 – 2010
River View
Updating existing permits
Estimated capital cost ~ $130 - $160 million
Estimated reserves ~ 110 million tons high sulfur coal
Production capacity ~ 3.1 - 4.6 million tons/year
Initial production in 2008 – 2010
Gibson South
Permitting in progress
Estimated capital cost ~ $100 - $110 million
Estimated reserves ~ 83 million tons medium sulfur coal
Production capacity ~ 2.7 - 3.1 million tons/year
Initial production in 2008 – 2010
Large Inventory of Organic Growth Projects
Estimated capital costs are based on 2006 dollars and exclude capitalized development and interest expenses. Timing of anticipated initial production dependent upon obtaining required permits and customer contracts
`
Penn Ridge
Initiating permitting process
Estimated capital cost ~ $165 - $175 million
Estimated reserves ~ 57 million tons high sulfur coal
Production capacity ~ 5 million tons/year
Initial production in 2009 – 2011

__________________

Summary

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Favorable long-term industry fundamentals
Experienced management team
Conservative balance sheet with significant liquidity
Visible inventory of growth prospects
Robust distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Appendix

ARLP EBITDA Reconciliation
EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance.  EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles.  EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution.  The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or
EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements).  Estimate midpoint reflects the Partnership’s most recent guidance.
24
2007E
2003 2004 2005 2006 Mid-point
Cash flow provided by operating activities 110,312 $   145,055 $   193,618 $   250,923 $   253,400 $
Reclamation and mine closing (1,341)        (1,622)        (1,918)        (2,101)        (2,200)
Coal inventory adjustment to market (687)           (488)           (573)           (319)           -
Other 353             (255)           (2,057)        69                (300)
Net effect of changes in operating assets and liabilities (8,240)        (12,405)      26,577        (9,429)        6,100
Interest expense 15,981        14,963        11,816        9,175          10,200
Income taxes 2,577          2,641          2,682          2,443          2,800
EBITDA 118,955 $   147,889 $   230,145 $   250,761 $   270,000 $
Depreciation, depletion and amortization (52,495)      (53,664)      (55,637)      (66,489)      (86,800)
Interest expense (15,981)      (14,963)      (11,816)      (9,175)        (10,200)
Income taxes (2,577)        (2,641)        (2,682)        (2,443)        (2,800)
Cumulative effect of accounting change -             -             -             112             -
Minority interest income -             -             -             161             (200)
Net income 47,902 $     76,621 $     160,010 $   172,927 $   170,000 $

MLP Investor Conference March 7, 2007 Alliance Resource Partners, L.P. Alliance Holdings GP, L.P.